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                                                                  EXHIBIT 10(cc)

                             NOTE PURCHASE AGREEMENT

                                                                October __, 1999

Dear Sirs:

The undersigned, AIM Group, Inc., a Delaware corporation (the "Company"), hereby agrees with you as follows:

      Section 1. Authorization of issue. The Company will authorize the issue of up to $750,000 in aggregate principal amount of its 15% Convertible Subordinated Notes (the "Convertible Notes"). The Convertible Notes shall, with appropriate insertions, be substantially in the form attached as Exhibit A hereto, and shall mature on October __, 2000.

      Section 2. Issuance of convertible notes. (a) Acquisition of convertible notes. The Company agrees to sell to you, and subject to the terms and conditions herein set forth, you agree to purchase from the Company, Convertible Notes in the aggregate principal amount of $______. The date on which such purchase and delivery is to be made is herein called the "Closing Date." on the Closing Date, the Company will deliver to you the Convertible Notes in accordance with paragraph (b) of this Section at the offices of McLaughlin & Stern, 260 Madison Avenue, New York, New York 10016, at 1:00 p.m., New York City time (or at any other place and time agreed upon by you and Company), against payment of the purchase price therefor by a check payable to the order of the Company in New York Clearing House funds. The purchase price shall be an amount equal to 100 percent of the aggregate principal amount of the Convertible Notes to be purchased by you on such Closing Date.

            (b) Delivery of convertible notes; closing date. On the Closing Date, the Company shall deliver to you Convertible Notes in the aggregate principal amount of $____ dated the Closing Date and registered in your name or to the order of your nominee.

            (c) Securities Act. The Company represents and warrants that it has not, either directly or through any agent, offered any of the Convertible Notes or substantially similar securities for sale to, or solicited any offers to buy any thereof from, or otherwise approached or negotiated in respect thereof with, any person or persons other than you and certin other accredited investors. The Company agrees that it will not, either directly or through any agent, sell or offer any of the Convertible Notes or substantially similar securities to, or solicit any offers to buy any thereof from, or otherwise approach or negotiate in respect thereof with, such number or character of persons, or in such manner, as would result in making the issuance or sale of the Convertible Notes a violation of the provisions of the Securities Act of 1933, as amended (the "Securities Act").

            (d) Purchase for investment. You represent to the Company, and in issuing the Convertible Notes to you on the Closing Date it is specifically understood between you and the Company, that you are acquiring the Convertible Notes for your own account, for the purpose of investment, and not with a view to the distribution or resale of any thereof.

      Section 3. Conditions. Your obligation to purchase and pay for the Convertible Notes to


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be purchased by you on the Closing Date is subject to the accuracy and correctness of the Company's representations and warranties contained in this Agreement, and shall be subject to the satisfaction, on or before the appropriate Closing Date, of the following further conditions:

            (a) Opinion of counsel for company. At the Closing Date, you shall have received the opinion of Messrs. Freedman, Levy, Kroll & Simonds, counsel for the Company, dated the Closing Date, addressed to you and in form and substance satisfactory to you, to the effect that:

            (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which it owns or leases substantial properties or where the conduct of the business requires qualification, except that the Company may not be qualified in certain jurisdictions where the failure to so qualify has no material adverse effect on the financial condition or operations of the Company and its subsidiaries, as a whole;

            (ii) The Company owns the capital stock of each of its subsidiaries, and all such shares of stock owned by the Company are validly issued and outstanding, fully paid nonassessable, and are so owned free and clear of all liens, encumbrances or other restrictions;

            (iii) The Company owns the 1,100 shares of Netsurfer, Inc. Preferred Stock to serve as security for the Company's obligations to repay the Convertible Notes purchased hereunder free and clear of all liens encumbrances or other restrictions excep that they are subject to a Shareholders' Agreement dated November 30, 1998, as amended through October __, 1999;

            (iv) Each of the subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business as a foreign corporation in each jurisdiction in which it owns or leases substantial properties or where the conduct of the business requires qualification, except that the subsidiaries may not be qualified in certain jurisdictions where the failure to so qualify has no material adverse effect on the financial condition or operations of the Company and its subsidiaries, as a whole;

            (v) The Company has authorized capital stock of 1,000,000 shares of Preferred Stock, $1 par value, of which 150,000 shares were outstanding on June 30, 1999 and 12,000,000 shares of Common Stock, par value $0.01 per share, of which 3,043,237 shares of Common Stock were outstanding on October 20,, 1999; all of the Company's outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable;

            (vi) The certificates evidencing shares of the Company's Common Stock are in due and proper form, and the issuance and sale of the shares of Common Stock initially reserved for issuance upon conversion of the Convertible Notes pursuant to this Agreement or the exercise of the Warrants have been duly and validly authorized for issuance, and are sufficient in number for conversion of all of the Convertible Notes at the initial conversion price, and the exercise of the Warrants at the exercise



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         price, and such shares, when so issued upon such conversion in accordance with the terms and provisions of the Convertible Notes and this Agreement or upon such exercise in accordance with the terms of the Warrants will be duly and validly issued, fully paid and nonassessable;

            (vii) This Agreement and the Escrow Agreement has been duly and validly authorized, executed and delivered by the Company, and constitutes the Company's valid and binding obligation enforceable in accordance with its terms, except as enforceability of the indemnification provisions may be limited under federal securities laws and except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting creditors' rights;

            (viii) The Convertible Notes and Warrants have been duly and validly authorized and have been duly issued and sold to you, and constitute the Company's legal, valid and binding obligations enforceable in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting enforcement of creditors' rights) and are entitled to the benefits provided by this Agreement and the Convertible Notes are convertible into the Company's Common Stock in accordance with the terms of this Agreement;

            (vivi) To the best of their knowledge and information, no material legal or governmental proceedings are pending or threatened against the Company or any of its subsidiaries;

            (x) The issue and sale of the Convertible Notes and Warrants hereunder and the Company's compliance with all the provisions of the Convertible Notes, this Agreement and the Escrow Agreement will not conflict with, result in a breach of any term or provision of, constitute a default under, or result in the creation or imposition of, any lien, charge, or encumbrance upon any of the Company's or its subsidiaries' property or assets pursuant to the terms of, any agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party, by which any of them may be bound, or to which any of their property or assets is subject, nor will such action result in any violation of the Company's Articles of Incorporation, as amended, or Bylaws, or to the best of their knowledge, of any applicable federal, state, or local statute, order, rule, or regulation; and

            (xi) No authorization, qualification, approval or consent of any governmental authority or agency is necessary in connection with the issue and sale of the Convertible Notes or Warrants to you.

               (b) Officers' certificate. The representations and warranties contained in Sections 2(c), 4, and 9 shall (except to the extent of changes caused by transactions contemplated in or expressly permitted by this Agreement) be true in all material respects on and as of the Closing Date with the same effect as though such representations and warranties were originally made on and as of such date; there shall exist on such Closing Date no condition, event or act which constitutes an event of default specified in this Agreement and no condition, event or act which, with notice or lapse of time or both, would constitute such an event of default; all covenants and agreements to be performed by the Company hereunder on or before such Closing Date shall


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have been duly performed; and the Company shall have delivered to you a certificate, signed by its President or a Vice President and its Secretary or an Assistant Secretary, dated such Closing Date to each such effect.

            (c) Proceedings and documents. All corporate and other proceedings taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in form and substance to you, and you shall have received copies of all documents and records which you or your special counsel may reasonably request.

            (d) Concurrent purchases of convertible notes. ON the Closing Date the Company shall have entered into purchase agreements with not more than __ other purchasers substantially identical to this Agreement for the purchase of the remainder of the up to $750,000 of authorized Convertible Notes.

            (e). Concurrent pledge of Netsurfer Preferred Stock. On the Closing Date, the Company shall have delivered 1,100 shares of Netsurfer Preferred Stock to the Escrow Agent to serve as collateral for the Convertible Notes to secure the obligations of the Company under the Convertible Notes. The collateral shall also include all dividends or other property received in connection with the Preferred Stock. The Company agrees that it will not vote to change the Netsurfer Shareholders' Agreement or the terms of the Preferred Stock without the consent of the Noteholders so long as the Preferred Stock is held as security for these Convertible Notes.

      Section 4. Representations and warranties. The Company hereby represents and warrants that:

            (a) Financial statements. The financial statements of the Company and its subsidiaries for the fiscal years ended December 31, 1997 and 1998 and the six months ended June 30, 1999, and which the Company has previously furnished to you are true and correct and have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods involved. The consolidated balance sheets and the related notes fairly present the financial position of the Company and its consolidated subsidiaries as of the respective dates thereof, and the consolidated statements of income and retained earnings and the related notes fairly present the results of the operations of the Company and such subsidiaries for the respective periods indicated. There has been no material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries taken as a whole since December 31, 1998.

            (b) Organization, standing, and qualification of company. The Company is a corporation duly organized and existing and in good standing under the laws of the State of Delaware, and has the corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which such qualification is necessary under applicable provisions of law.

            (c) Organization, standing, and qualification of subsidiaries. Exhibit B annexed hereto correctly sets forth the names of all the subsidiaries of the Company. Each subsidiary has been duly incorporated and is existing in good standing under the laws of its jurisdiction of incorporation, has the corporate power to own its properties and to carry on its business as now



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being conducted and as proposed to be conducted, and is qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which such qualification is necessary under applicable provisions of law. All of the outstanding shares of the capital stock of each class of each subsidiary have been validly issued, are fully paid and nonassessable, and are wholly owned by the Company free and clear of all liens, charges, security interests or encumbrances with the exception of any directors' qualifying shares required by law.

            (d) Litigation. There are no actions, suits or proceedings pending or, to the Company's knowledge, threatened against or affecting the Company or any of its subsidiaries which may result in any material adverse change in their business, properties or condition.

            (e) Title and liens. The real property and all the other property and assets of the Company as shown on the consolidated balance sheet of the Company and its subsidiaries as at December 31, 1998 are free from all liens, charges, security interests, and encumbrances, except for liens, charges, security interests, and encumbrances described in Schedule II hereto; and, except as aforesaid, the Company and its subsidiaries, respectively, have good record and marketable title in fee simple absolute to all the real property, and good and marketable title to all other property and assets, included in their most recent consolidated balance sheet furnished to you or subsequently acquired by the Company or any of its subsidiaries, except property and assets subsequently sold or otherwise disposed of in the ordinary course of business.

            (f) Leases. The Company and its subsidiaries enjoy peaceful and undisturbed possession under all of the leases to which any of them is a party or under which any of them is operating. All of such leases are valid and subsisting and none of them is in default.

            (g) Conflicting agreements and charter provisions. Neither the execution and delivery of this Agreement, the Convertible Notes nor the Warrants or any other documents to be delivered by the Corporation hereunder, the consummation of the transactions herein or therein contemplated, the fulfillment of the terms hereof or thereof, nor compliance with the terms and provisions hereof or thereof, will conflict with or result in a breach of any of the terms, conditions, or provisions of any corporate restriction or of any agreement or instrument to which the Company or any of its subsidiaries is now a party or by which any of them is bound, or constitute a default thereunder, or results in the creation or imposition of any lien, charge, security interest, or encumbrance of any nature whatsoever upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any such agreement or instrument.

            (h) Income tax returns. The Company and its subsidiaries have filed all required federal, state, and local tax returns, and have paid or provided for payment of, all taxes as shown on said returns or pursuant to any assessment received by the Company, or its subsidiaries, and do not know of any proposed assessment of additional taxes or any basis therefor. There has been no audit of the Company's tax returns.

            (i) Issuance of convertible notes. Upon receipt by the Company of payment for the Convertible Notes and Warrants as provided herein, the Convertible Notes, the Warrants and the shares issuable upon the conversion of the Convertible Notes and the exercise of the Warrants, will have been duly authorized, executed, and issued and will constitute the Company's valid and legally binding obligations enforceable in accordance with their terms and will be entitled to the

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benefits provided by this Agreement.

            (j) Authorized and outstanding capital stock. The Company's authorized and outstanding capital stock consists of (i) 1,000,000 shares of Preferred Stock, $1 par value, of which 150,000 shares were outstanding on June 30, 1999, and (ii) 12,000,000 shares of Common Stock, par value $0.01 per share, of which 3,043,237 shares of Common Stock were outstanding on October 20, 1999. All of the Company's outstanding Common Stock has been duly and validly authorized and issued and is full paid and nonassessable. The shares of Common Stock initially to be reserved for issuance and to be issued upon conversion of the Convertible Notes pursuant to this Agreement have been duly and validly authorized and are sufficient in number for the conversion of all the Convertible Notes at the initial conversion price.

      The Company has granted or issued, or agreed to grant or issue no options or warrants or similar rights to others to acquire or receive any of its authorized but unissued shares of either Preferred or Common Stock, or securities convertible into its Common Stock other than (i) the Convertible Notes and Warrants to be issued pursuant to this Agreement, (ii) options pursuant to the Company's Qualified Stock Option Plan to purchase 560,573 shares of the Company's Common Stock. The Company holds 3,150 shares of its Common Stock in its Treasury as of June 30, 1999. An additional 108,667 shares are scheduled to be granted to certain key employees during the current calendar quarter.

            (k) Securities Exchange Act Registration. The Company's Common Stock has been duly registered with the Securities and Exchange Commission in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Said Common Stock is the Company's only "equity security" (required to be registered under the Exchange Act).

            (l) The Company is not in default, and there are no circumstances with the passage of time that will result in a default under any agreements to which the Company is a party or any Senior Debt of the Company

            (m) The Company is current in all filings required of it under the Securities Exchange Act and such filings do not contain any material misrepresentation or omissions.

            (n) The Company owns the 1,180 shares of Netsurfer, Inc. Preferred Stock to serve as security for the Company's obligation to repay the Convertible Notes free and clear of all liens except that they are subject to a Shareholders' Agreement, dated November 30, 1998, as amended through October __, 1999.

      Section 5. Interest payments and redemptions. (a) Interest payments on convertible notes. The Convertible Notes shall be dated the Closing Date and shall bear interest at the rate of is percent per annum from the Closing Date. Interest shall be computed on the basis of a 360-day year, 30-day month. On April __ 2000, and on October __, 2000, the Company shall pay accrued interest on the Convertible Notes to such payment dates.

            (b) Optional redemption of Convertible Notes. The Convertible Notes shall be subject to redemption for cash, at the Company's option, at any time, in whole or in part, prior to maturity with no penalty.



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      In the case of each redemption at the Company's option under this Section
5(b), the Company will give written notice thereof to each holder of a Convertible Note to be redeemed not less than 5 nor more than 10 days prior to the date fixed for such redemption (the "Redemption Date"), in each case specifying such date and the aggregate principal amount of the Convertible Notes to be redeemed on such date, and the principal amount of Convertible Notes held by such holder to be redeemed on such date.

      Section 6. Mandatory Conversion of Convertible Notes. The Convertible notes will automatically convert in the event that the closing "bid" price of the Company's Common Stock is above $6.25 for any twenty (20) consecutive trading days after the closing of this purchase.

      Section 7. Optional Conversion of Convertible Notes. (a) Right to convert; conversion price. Subject to and upon compliance with the provisions hereof, the holder of any Convertible Note shall have the right, at any time (except that if the Company has given notice of redemption thereof pursuant to Section 5(b) such holder shall give written notice of intention to convert the principal amount of such Convertible Note not less than one day prior to the Redemption Date) until such Convertible Note has been paid in full, to convert all or any portion of the unpaid amount of such Convertible Note into Common Stock of the Company at a price of $3.75 per share, or in case an adjustment of such initial conversion prices has taken place pursuant to the further provisions of this Section 7, then at the price as last adjusted and in effect at the date such Convertible Note or portion thereof is surrendered for conversion (the initial conversion price or such price as last adjusted, as the case may be, being referred to herein as the "Conversion Price"); provided, however, that in no event shall the Conversion Price be reduced below the then applicable par value of the Company's Common Stock. The number of shares of the Company's Common Stock into which any Convertible Note is convertible shall be subject to adjustment pursuant to the further provisions of this Section 7. The number of such shares into which a portion of any Convertible Note is convertible shall be that proportion of the total number of such shares, as adjusted, into which such Convertible Note is then convertible which the principal amount of such portion to be so converted bears to the then unpaid principal amount of such Convertible Note. In order to convert any Convertible Note, the holder thereof shall surrender the Note to the Company at its office in Atlanta (or any other office or agency of the Company that it designates by notice in writing to the holders of the Convertible Notes), accompanied by a written statement designating the principal amount of such Convertible Note, or portion thereof, to be so converted. In the case of any Convertible Note which is converted in part only, the Company shall, upon such conversion, execute and deliver to the holder thereof, at the Company's expense, a new Convertible Note or Convertible Notes of authorized denominations in principal amount equal to the unconverted portion of such Convertible Note.

            (b) Issue of common stock; continuing obligation. Within a reasonable time, not exceeding five days after the receipt of the written statement referred to in subsection (a) and surrender of such Convertible Note as aforesaid, the Company shall issue and deliver to the holder thereof (hereinafter in this subsection, the term "holder" shall include the nominee of any such holder), registered in the holder's name, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Convertible Note (or specified portion thereof), bearing the restrictive legend required by subsection (h). To the extent permitted by law, such conversion shall be deemed to have been effected and the conversion price and the number of shares of Common Stock issuable in connection with such conversion shall be determined as of the close of business on the date on which such written statement shall have



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been received by the Company and such Convertible Note shall have been surrendered as aforesaid, and at such time the rights of the holder of such Convertible Note (or specified portion thereof) as such holder shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. The Company will, at the time of such conversion, in whole or in part, upon request of the holder of such Convertible Note, acknowledge in writing its continuing obligation to such holder in respect of any rights (including, without limitation, any right of registration of the shares of Common Stock issued upon such conversion) to which such holder shall continue to be entitled under this Agreement after such conversion; provided, that the failure of such holder to make any such requests shall not affect the continuing obligation of the Company to such holder in respect of such rights.

            (c) Dividends and interests. No payment or adjustments shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. The Company shall pay all interest on the Convertible Note surrendered for conversion accrued to the date upon which the above-mentioned written statement has been received by the Company.

            (d) Anti-dilution provisions. A. Adjustment of conversion price. The Conversion Price shall be subject to adjustment from time to time only as follows:

            (1) If shares of Common Stock are issued as a dividend or other distribution on any class of stock of the Company, the Conversion Price which would otherwise be in effect at the opening of business on the day following the date fixed for determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purpose of this paragraph
      (1), the number of shares at any time outstanding shall include shares held by the Company if such dividend or distribution is paid or made in respect thereof.

            (2) If the Common Stock is subdivided into a greater or combined into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior thereto, or immediately prior to the record date for such subdivision or combination if a record date is fixed, shall be proportionately adjusted so that it will bear the same relation to the Conversion Price in effect immediately prior to such subdivision or combination, or such record date, as the total number of shares of Common Stock outstanding immediately prior to such subdivision or combination, or such record date shall bear to the total number of shares of Common Stock outstanding immediately after such subdivision or combination or such record date. For purposes of this paragraph (2), the number of shares at any time outstanding shall include shares held by the Company if such subdivision or combination affects such shares.

            (3) In case of any capital reorganization of the Company, or of any



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      reclassification of the Common Stock, or in case of the consolidation of the Company with, or the merger of the Company into, any other corporation or of the sale of all or substantially all of the Company's properties and assets to any other corporation, each Convertible Note shall after such capital reorganization, reclassification, consolidation, merger, or sale entitle the holder to receive upon conversion the number of shares of stock or other securities or property of the Company, or of the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the holder of securities deliverable (at the time of such capital reorganization, reclassification, consolidation, merger, or sale) upon conversion of such Convertible Note would have been entitled upon such capital reorganization, reclassification, consolidation, merger or sale; and in any such case the provisions of this Section 7(d) with respect to the rights and interests thereafter of the holders of Convertible Notes shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or any property thereafter deliverable on the conversion of the Convertible Notes. Any such adjustment which shall be approved by the Company's Board of Directors shall for all purposes of this paragraph conclusively be deemed to be an appropriate adjustment. The subdivision or combination of shares of Common Stock deliverable upon conversion of the Convertible Notes at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the Common Stock for the purposes of this paragraph.

            (4) If the Company issues Common Stock or rights or warrants or securities convertible into shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock without consideration or at a price per share less than the Current Market Value per share (as determined pursuant to Section 7(d)(G)) on the record date for the issuance of such shares, rights or warrants, then the Conversion Price in effect on the date immediately prior to such record date shall immediately be adjusted to a price (computed to the nearest cent) equal to the quotient obtained by dividing

                  (a) an amount equal to the sum of (i) the number of shares of
            Common Stock issued and outstanding on such record date multiplied by the Conversion Price in effect on such record date, and (ii) the aggregate consideration to be received by the Company if all such rights or warrants were exercised, by

            (b) an amount equal to the sum of (i) the number of shares of Common Stock issued and outstanding on such record date and (ii) the number of shares issuable upon exercise of such rights or warrants (in each case increased or decreased to the extent that the number of such shares shall have been increased by a dividend or distribution of the type contemplated by paragraph (1) of this
Section 7(d)(A) or shall have been increased or decreased by each subdivision or combination thereof);
            provided, however, that such adjustment shall be made only if the aforesaid quotient shall be less than the Conversion Price in effect immediately prior to the issue of such rights or warrants. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.



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            (5) For the purposes of any adjustment of the Conversion Price pursuant to this Section 7(d), the following provisions shall be applicable:

                  (a) in case of the issuance of Common Stock for a
            consideration part or all of which shall be cash (including such issuance upon exercise of rights, warrants or options, granted without consideration, to subscribe for or purchase such shares), the amount of the cash consideration shall be the amount of such cash received by the Company, provided that no deduction shall be made for any commissions, discounts or expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith; and

                  (b) in case of the issuance of Common Stock for a
            consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the lower of the fair value thereof as determined by the Board of Directors of the Company or the value of the shares issued based on the Current Market Value of the Common Stock (determined as provided in Section 7(d)(G)).

            (6) For the purpose of this Section 7(d)(A), shares of Common Stock or other securities held in the treasury of the Company shall not be deemed to be outstanding, except as specifically provided herein, and the sale or other disposition of any shares of Common Stock or other securities held in the treasury of the Company shall be deemed an issuance thereof.

            (7) Anything in this Section 7(d) to the contrary notwithstanding, no adjustment of the Conversion Price shall be required in any case in which the amount of the adjustment would be less than 5 cents but in such case any adjustment that would otherwise be required then to be made will be carried forward and made at the time and together with the next subsequent adjustment which, together with any and all such adjustments so carried forward, shall amount to 5 cents or more per share of Common Stock. Regardless of any subdivision or combination of shares of Common Stock, said amount of 5 cents shall not be proportionately decreased or increased.

            (8) The certificate of the Company's independent public accountants shall be conclusive evidence of the correctness of any computation made under this Section 7(d)(A).

      B. In any case in which this Section 7(d) requires that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of a Convertible Note converted after such record date and before the occurrence of such event the additional shares issuable upon such conversion by reason of the adjustment required by such event over and above the shares issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 7(d)(F); provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holders' right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

      C. Whenever the Conversion Price is adjusted as herein provided the Company shall also adjust the Conversion Prices to be in effect for subsequent Conversion Periods, and shall compute the adjusted Conversion Prices in accordance with Section 7(d)(A) and shall prepare a certificate signed by the Chairman of the Board, the President or a Vice President and by a Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth the adjusted Conversion Prices and showing in reasonable detail the facts (and computations) upon which such adjustments are based, and such certificate, as well as any accountants' certificate provided for in Section 7(d)(A)(8) on which the Company has relied in making such adjustments, shall forthwith be mailed (by first class mail postage prepaid) to each registered holder of a Convertible Note at such holder's last address as shown on the register of the Company.

      D. If at any time after the date hereof and prior to October __, 2000 and so long as any amounts remain unpaid under the Convertible Notes:

            (1) The Company authorizes the granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

            (2) There is any reclassification of the Company's Common Stock (other than a subdivision or combination of its outstanding common stock); or

            (3) There is any capital reorganization by the Company; or

            (4) There is any consolidation or merger involving the Company or sale, transfer or other disposition of all or substantially all of its property, assets, or business (except a merger or other reorganization in which the Company is the surviving corporation and except a consolidation, merger or sale, transfer or other disposition involving a wholly owned subsidiary); or

            (5) There is a voluntary or involuntary dissolution, liquidation, or winding up of the Company or any partial liquidation by the Company or distribution to holders of Common Stock (other than the Company's customary cash and stock dividend);

   then in any one or more of said cases, the Company shall cause to be mailed (by first class mail postage prepaid) to each registered holder of a Convertible Note at such holder's last address as shown on the register of the Company, at the earliest practicable time (and, in any event, not less than 20 days before any record date or other date set for definitive action), notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, or subscription rights or such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation, or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the kind and amount of the shares of stock and other securities and property deliverable upon conversion of the Convertible Notes. Such notice shall also specify the date as of which the holders of the shares of record shall participate in said dividend, distribution, or subscription rights or shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation, or winding up, as the case may be.

      E. The form of Convertible Note Certificate need not be changed because of any change in the Conversion Prices and Convertible Note Certificates issued before or after such change, and may state the same Conversion Prices as stated in the Convertible Note Certificates theretofore issued pursuant to this Agreement. How-ever, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of Convertible Note Certificate that it may deem appropriate and that does not affect the substance thereof; and any Convertible Note Certificates thereafter issued may be in the form as so changed.

      F. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share in connection with the conversion of Convertible Notes, but in any case where any holder of a Convertible Note Certificate would, except for the provisions of this paragraph F, be entitled under the terms of this Agreement to receive a fraction of a share upon the conversion of Convertible Notes, the Company shall pay a sum in cash equal to such fraction multiplied by the Current Market Value of the shares (determined as provided in Section 7(d)(G) except that the Current Market Value shall be deemed to be the market price for the business day next preceding the day of conversion), unless the Board of Directors of the Company shall determine to adjust fractional shares by the issue of scrip of the Company in respect of such fraction or in some other manner.

      G. For the purposes of any computation under this Section 7(d), the Current Market Value of Common Stock per share or of any other security (herein collectively referred to as a "security") at the date therein specified shall be deemed to be the average of the daily market prices for the 20 consecutive business days commencing 30 business days before such date. The market price for each such business day shall be the last reported bid price on such day, as reported by a reputable quotation source designated by the Company.

      (e) Shares issuable upon conversion. The Company covenants and agrees that all shares of Common Stock which are issued upon the conversion of all outstanding Convertible Notes or upon exercise of the Warrants, will, upon issuance, be duly and validly issued and fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that it will at all times have authorized, and reserved and kept available solely for the purpose of issue upon the conversion of Convertible Notes or the exercise of the Warrants as herein provided, a sufficient number of shares of its Common Stock as are then issuable upon the conversion of all outstanding Convertible Notes and exercise of all outstanding Warrants.

      (f) Registration, approval or listing of common stock. If any shares of Common Stock required to be reserved for purposes of conversion of Convertible Notes hereunder require registration with or approval of any governmental authority under any federal (other than the Securities Act or similar federal statute than in force) or state law, or listing on any national securities exchange, before such shares may be issued upon conversion, the Company will, at its expense, as expeditiously as possible exercise its best efforts to cause such shares to be duly registered or approved or listed on the relevant national securities exchange, as the case may be. Shares of Common Stock issued upon conversion of the Convertible Notes shall be registered by the Company under the Securities Act if required by subsection (h) below and subject to the conditions stated therein.

      (g) Issuance tax and expenses. The Company shall pay all expenses, issuance taxes and other charges payable in connection with the preparation, execution and delivery of certificates for Common Stock issuable upon each conversion of the Convertible Notes, except that, if any such certificate is registered in a name or names other than the name of the holder of such Convertible Note, funds sufficient to pay all stock transfer taxes which are payable upon the execution and delivery of such certificate shall be paid by such holder to the Company when such Convertible Note is surrendered for conversion.

      (h) A. Legend; restrictions on conversion and transfer. Each Convertible
Note issued pursuant to this Agreement shall be stamped or otherwise imprinted with a legend in substantially the following form:

      "This Note, and any shares or other securities acquired upon the conversion of this Note, have not been registered under the Securities Act of 1933 and may be offered and sold or transferred only if registered pursuant to the provisions of that Act or if an exemption, supported by an opinion of counsel, from registration is available."

      Each stock certificate issued upon the conversion of any Convertible Note (except as permitted by this Section 7) or upon exercise of any Warrant shall be stamped or imprinted with a legend in substantially the following form:

      " These securities have not been registered under the Securities Act of 1933 and may be offered and sold or transferred only if registered pursuant to the provisions of that Act or if an exemption, supported by an opinion of counsel, from registration is available."

      The outstanding stock of the Company evidenced by a certificate or certificates bearing such legend is herein sometimes called "Legend Stock." Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless in the opinion of such holder's counsel specified in Clause B below (addressed to such holder), the securities represented thereby need no longer be subject to the restrictions contained in this Section 7. The provisions of this Section 6 shall be binding upon all subsequent holders of Legend Stock, and shall also be applicable to and inure to the benefit of all subsequent holders of the Convertible Notes.

      B. Notice of intention to convert or transfer; opinions of counsel; registration required by holders of convertible notes. The Convertible Notes and the Legend Stock to be issued upon such conversion thereof shall not be transferable except upon the conditions specified in this subsection (h). Each holder of any Convertible Note or Legend Stock, by acceptance thereof, agrees, prior to any transfer of such Convertible Note or Legend Stock or concurrently with any conversion of such Convertible Note, to give written notice to the Company expressing such holder's intention to effect such transfer or conversion and describing briefly the manner of the proposed transfer or, in the case of such conversion, such holder's intention as to the disposition (and the intended method thereof) or retention to be made of Common Stock issuable upon the proposed conversion, together, if registration of such Convertible Note or Legend Stock or Common Stock is deemed unnecessary, with a copy of the opinion of counsel selected by such holder and reasonably satisfactory to the Company (addressed to such holder) as to the nonnecessity for registration under the Securities Act of such Convertible Note or Legend Stock or Common Stock in connection with such proposed transfer or disposition or retention upon such proposed conversion. The following provisions shall apply:

      (1) If in the opinion of such counsel, the proposed transfer of such Convertible Note or Legend Stock, or the proposed disposition or retention of Common Stock to be issued upon such conversion, may be effected without such registration of such Convertible Note or of such Legend Stock or of such Common Stock under the Securities Act, such holder shall be entitled to transfer such Convertible Note or Legend Stock or to dispose of or retain such Common Stock to be issued upon conversion, all in accordance with the terms of the notice delivered by such holder to the Company. Unless in the opinion of such counsel subsequent disposition by such holder or by others of the Common Stock to be issued upon conversion or of the Legend Stock to be so transferred may require such registration, the Company will promptly upon such conversion or transfer deliver certificates for Common Stock not bearing a legend of the character set forth in the first sentence of this subsection
   (h), all as contemplated by such form of legend.

      (2) If the proposed transfer of such Convertible Note or Legend Stock, or the proposed disposition (including retention) of the Common Stock to be issued upon such conversion, may not be effected without such registration of such Convertible Note, Legend Stock, or such Common Stock, (i) the holder thereof shall not be entitled to transfer such Convertible Note or such Legend Stock until such registration is in effect, and (ii) the Company shall promptly give written notice to all holders of outstanding Convertible Notes and or Legend Stock of a possible registration of Legend Stock under the Securities Act.

      C. "Piggyback" registrations. If the Company at any time proposes to register any of its securities under the Securities Act on any form upon which may be registered securities similar to the Legend Stock, it will at each such time give written notice to all holders of outstanding Convertible Notes and/or Legend Stock, including shares issued upon exercise of the Warrants, of its intention so to do. Upon the written request to the Company by any holder or holders of outstanding Convertible Notes and/or Legend Stock, given within 30 days after receipt of any such notice, the Company will use its best efforts to cause the Legend Stock which the Company has been requested to register by the holders to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by such holders of the Legend Stock, including shares issued upon exercise of the Warrants, so registered; provided, however, that, if the registration is in connection with an underwritten public offering and the managing underwriter determines that inclusion of the Legend Stock in the registration will materially impair the marketability of the stock being registered, the Company shall not be obligated to include such shares. If the underwriter consents to include any shares owned by shareholders of the Company, the holder of Legend Stock will be able to participate ratably with any other shareholders eligible to participate.

      D. Payment of registration expenses. With respect to any registration statement filed pursuant to clause C of this Section 7(h), the Company shall bear all the costs and expenses incidental thereto, with the exception of the filing fees of the National Association of Security Dealers, Inc., the registration fee payable to the Securities and Exchange Commission, the blue sky fees and expenses, and transfer taxes attributable to the Legend Stock being included, which fees and expenses shall be borne by the holders of such Legend Stock.

      E. Information to be furnished. Notices and requests delivered pursuant to this Section (h) shall contain such information regarding the Legend Stock and the intended method of disposition thereof as shall reasonably be required in connection with the action to be taken.

      F. Exchange of stock certificates. As expeditiously as possible after the effectiveness of any registration pursuant to this Section 7(h), the Company will deliver in exchange for any certificates representing shares of Legend Stock so registered, new common stock certificates not bearing the legend set forth above.

      G. Indemnification. (1) In the event of any registration pursuant to this
Section 7(h), the Company will indemnify each holder of Legend Stock so registered and each other person, if any, who controls such holder within the meaning of the Securities Act and each other person (including underwriters) who participates in the offering of such Legend Stock against any losses, claims, damages, or liabilities, joint or several, to which such holder or controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Legend Stock was registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder and each such controlling person or participating person for any legal or any other expenses reasonably incurred by such holder or such controlling person or participating person in connection with investigating or defending any such loss, claim, damage, liability, or proceeding; provided, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument with respect to such holder or person duly executed by such holder or person specifically for use in the preparation thereof.

            (2) Each holder of Legend Stock included in the Registration Statement shall agree to indemnify and hold harmless the Company and each person, if any (including underwriters), who participate in the offering to the same extent as the foregoing indemnity from the Company but only with respect to any information furnished in writing by or on behalf of and with respect to such holder expressly for use in any Preliminary Prospectus, the Registration Statement or any amendment or supplement thereof. In case any action shall be brought against the Company or any underwriter or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereof or any application, and in respect of which indemnity may be sought against the holder of Legend Stock, such holder shall have the rights and duties given to the Company by the provisions in the preceding paragraph.

      H. Survival of obligations. The obligations of the Company contained in this Section 7(h) shall survive payment in full of the Convertible Notes.

      I. The Company will keep any registration statement filed pursuant to this
Section 7(h) current so long as the holder has Legend Stock.

      Section 8. Subordination. Anything in this Agreement or the Convertible Notes to the contrary notwithstanding, the indebtedness evidenced by the Convertible Notes, principal and interest, shall be subordinate and junior to the extent set forth in the following subparagraphs of this Section 8 to all principal and interest of all indebtedness of the Company for borrowed money (except such indebtedness of the Company other than the Convertible Notes which is subordinate or junior in any respect to other indebtedness of the Company), whether outstanding at the date of this Agreement or created or incurred after the date of this Agreement but prior to the maturity of the Convertible Notes by lapse of time, acceleration or otherwise. Notwithstanding the foregoing, money borrowed from affiliates shall not be senior to the Convertible Notes. Such indebtedness of the Company to which the Convertible Notes are subordinate and junior is sometimes hereinafter referred to as "Senior Debt."
            (a) Maturity of senior debt. Upon maturity of any Senior Debt by lapse of time, acceleration or otherwise, then all principal of, premium, if any, and interest on, all such matured Senior Debt shall first be paid in full before any payment on account of principal or interest is made upon the Convertible Notes.

            (b) Liquidation, etc. In the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or its creditors or its property, and in. the event of any proceedings for voluntary liquidation, dissolution, or other winding up of the Company, whether or not involving insolvency or bankruptcy proceedings, then all principal, premium, if any, and interest due on Senior Debt shall first be paid in full, or such payment shall have been provided for, before any payment on account of principal or interest is made upon the Convertible Notes. Any payment or distribution of any kind or character, whether in cash, property, stock, or obligations, which may be payable or deliverable in respect of the Convertible Notes in any of the proceedings referred to in the first sentence of this Section 8(b) shall be paid or delivered directly to the holders of Senior Debt (or to a banking institution selected by the court or person making the payment or delivery or designated by any holder of Senior Debt) for application in payment thereof, unless and until all principal and interest on all Senior Debt shall have been paid in full, or such payment shall have been provided for; provided however, that:

                  (i) In the event that payment or delivery of such cash, property, stock or obligations to the holders of the Convertible Notes is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Convertible Notes to Senior Debt, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy or reorganization law, no payment or delivery of such cash, property, stock or obligations payable or deliverable with respect to the Convertible Notes shall be made to the holders of Senior Debt; and

                  (ii) No such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings or dissolution or liquidation proceedings, or upon any merger, consolidation, sale, lease, transfer or other disposal not prohibited by the provisions of this Agreement, by the Company, as reorganized, or by the corporation succeeding to the Company or acquiring its property and assets, if such stock or obligations are subordinate and junior at least to the extent provided in this Section 8 to the payment of all Senior Debt then outstanding and to the payment of any stock or obligations which are issued in exchange or substitution for any

      Senior Debt then outstanding.

      (c) Senior debt default. The Company shall not make any payment of principal or interest on, or purchase or acquire for value, any of the Convertible Notes during the continuance of any default in the payment of principal of or premium or interest on any Senior Debt.

      (d) Company's obligations unimpaired. The provisions of this Section 8 are for the purpose of defining the relative rights of the holders of Senior Debt, on the one hand, and the holders of the Convertible Notes on the other hand, and as between the Company and the holders of the Convertible Notes nothing herein shall impair the obligation of the Company, which is unconditional and absolute, to pay the holders thereof the principal thereof and interest thereon in accordance with their terms and the terms of the related agreements, nor shall anything herein prevent the holder of any Convertible Note from exercising all remedies otherwise permitted by applicable law upon default thereunder, subject to the rights, under this Section 8, of holders of Senior Debt in respect of cash, property, stock or other securities received upon the exercise of such remedies.

      (e) Subrogation. Subject to the payment in full of all Senior Debt, the holders of the Convertible Notes shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company payable or distributable to the holders of Senior Debt until all the Convertible Notes shall be paid in full and, as between the Company, its creditors other than the holders of Senior Debt, and the holders of the Convertible Notes, no payments or distributions otherwise payable or deliverable in respect of the Convertible Notes but, by virtue of the provisions thereof, paid or delivered to the holders of Senior Debt shall be deemed to be a payment by the Company on account of Senior Debt and no payments or distributions paid to the holders of the Convertible Notes, by virtue of the subrogation herein provided for, shall be deemed to be a payment by the Company on account of the Convertible Notes.

      (f) Subordination unimpaired. No right of any present or future holder of Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company with the terms, provisions, and covenants of any agreement relating to Senior Debt, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

      Section 9. Security. The Company will pledge 1,100 shares of Netsurfer, Inc. Preferred Stock as security for the repayment of the aggregate principal of the Convertible Notes sold. Such security will be placed in escrow with Freedman, Levy, Kroll & Simonds pursuant to an Hypothecation and Escrow Agreement to be entered into by the Company and the holders of the Convertible Notes.

      Section 10. Affirmative covenants of company. The Company covenants and agrees that, so long as any of the Convertible Notes shall be outstanding:

                  (a) Provide financial and other material information concerning operations of company. The Company shall furnish to each registered holder of a Convertible Note:

            (1) As soon as practicable after they have been sent to stockholders of the Company or filed with the Commission, a copy of each annual and interim financial and other report or communication sent by the Company to its stockholders or filed with the Securities and Exchange Commission;

            (2) As soon as practicable a copy of every press release and every material news item and article in respect of the corporate affairs of the Company which is released for publication by the Company; and

            (3) Such additional nonconfidential and readily available documents and information with respect to the Company and its business affairs and the business affairs of any Subsidiaries as you may from time to time request in writing.

                  (b) Insurance. The Company will maintain or cause to be maintained with well rated and reputable insurers, insurance with respect to its properties and business and the properties and businesses of its subsidiaries against such risks (including, without limitation, risks of business interruption), casualties and contingencies and of such types and in such amounts as is customary in the case of corporations engaged in the same or similar business or having similar properties.

                  (c) Notice of event of default. If any officer of the Company obtains knowledge of the occurrence of any event of default specified in this Agreement which has not been cured, or if the holder of any of the Convertible Notes demands payment of such Convertible Notes or takes any other action permitted upon the occurrence and continuance of such an event of default, the Company will at once give notice to every other holder of the Convertible Notes, specifying the nature of such demand or of such event of default or of such action, as the case may be.

                  (d) Notices of certain events. The Company agrees to give notice to the holders of the Convertible Notes within ten days after it has filed with the Securities and Exchange Commission an application to register any of the securities of the Company pursuant to the Exchange Act, or any comparable federal statute. The Company agrees to review its stock ledgers, stock transfer books and other corporate records periodically (and not less often than once in each calendar quarter) in order to determine whether you are or shall have become, directly or indirectly, the beneficial owner of more than such percentage of any class of its equity securities (as defined in the Exchange
Act) as shall cause you to be required to make any filings or declarations to the Company, the Securities and Exchange Commission pursuant to any provision of the Exchange Act or any comparable federal statute, and the Company will give prompt notice to you whenever it shall have determined, upon the basis of the information disclosed by any such review, that you are or have become such a holder, which notice shall also specify the information upon which the Company bases such determinations.

                  (e) Payment of taxes, etc. The Company will pay, and will cause each of its subsidiaries to pay, before they become delinquent,

      (i) all taxes, assessments and governmental charges or levies imposed upon it or its property, and

      (ii) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, if unpaid, might result in the creation of a lien upon its property.

Neither the Company nor any of its subsidiaries shall be required to pay any such tax, assessment, charge, levy, claim or demand if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such subsidiary, as the case may be, shall have set aside on its books reserves m accordance with generally accepted accounting principles deemed by its independent public accountants to be adequate with respect thereto.

            (f) Books and records. The Company will at all times keep, and will cause each of its subsidiaries to keep, in accordance with generally accepted accounting principles, true and complete books and records in connection with its assets and operations.

            (g) Preservation of properties. The Company will at all times keep its properties, and will cause each of its subsidiaries to keep their respective properties, whether owned in fee or otherwise, or leased, in good operating condition, and from time to time will make, and will cause each of its subsidiaries to make, all proper repairs, renewals, replacements, additions and improvements thereto needed to maintain such properties in good operating condition, will at all times comply with, and will cause each of its subsidiaries to comply with, the provisions of all material leases to which it or any subsidiary of it is a party or under which it or any subsidiary of it occupies property so as to prevent any loss or forfeiture thereof or thereunder, and at all times will comply with, and will cause each of its subsidiaries to comply with, all laws, rules, regulations, and orders applicable to the properties or business or any part thereof of it or any subsidiary.

            (h) The Company will, so long as the holder of any warrants or shares issuable upon the conversion of the Notes or exercise of the warrants, remain current in all Exchange Act filings and retain its Bulletin Board listing (or such listing of greater distribution such as NASDAQ).

      Section 11. Use of proceeds. The Company represents and warrants that the net proceeds of the sale of the Convertible Notes will be added to the general funds of the Company and be used for working capital or to complete pending acquisitions.

      Section 12. Exchange, transfer, or replacement of convertible notes. At the request of a holder of Convertible Notes, the Company at its own expense will issue, upon transfer and surrender, or in exchange or replacement, of Convertible Notes or mutilated portions thereof, new Convertible Notes of the same tenor (except, in the case of a transfer, for the payee thereof) as, and in an aggregate principal amount not exceeding the sum of, the outstanding Convertible Notes held by such holder and so transferred and surrendered or exchanged or replaced; notwithstanding the foregoing the Company may condition such transfer on the payment to it by such holder of a sum sufficient to cover any stamp tax or other governmental charge imposed in respect of any such transfer and may condition the replacement of any of the Convertible Notes reported as lost, stolen, or destroyed by a holder upon the receipt from such holder of indemnity or security reasonably satisfactory to the Company; provided, however, that if you or your designee shall be such holder, your agreement of indemnity shall be sufficient for all purposes of this Section.

      Section 13. Amendments and waivers. This Agreement may be amended or any of its restrictions or provisions may be waived with the written consent of the holders of 66 2/3 percent of the principal amount of the Convertible Notes at the time outstanding, except that without the written consent of the holders of all Convertible Notes at the time outstanding no amendment to this Agreement shall extend the maturity of any of the Convertible Notes, or reduce the rate of interest or any premium payable with respect to any Convertible Note, or affect the amount or allocation of any interest payments required under Section 5(a), or affect the conversion rights of the Convertible Notes or reduce the proportion of the principal amount of the Convertible Notes required with respect to any consent or amendment.

      Section 14. Events of default and remedies. The following events shall constitute "events of default" under this agreement:

            (a) The Company defaults (i) in the payment of principal or premium on any Convertible Note when and as it becomes due and payable, whether at maturity, on a date fixed for an interest payment under Section 5(a) or for a redemption or otherwise, or (ii) in the payment of interest on any Convertible Note when and as it becomes due and payable in accordance with the provisions hereof and of the Convertible Notes,

            (b) The Company defaults with respect to any material misrepresentation in the representations or warranties made in Sections 2(c), 4, or 11 hereof or in any certificate provided for herein which confirms any such representation or warranty;

            (c) The Company defaults in the performance or observance of any other covenant, condition, or agreement made by it, or its successors or assigns, either in this Agreement or in any Convertible Note, and such default continues for a period of 30 days;

            (d) A court of competent jurisdiction enters a decree or order adjudging the Company or any material subsidiary a bankrupt or insolvent, or approves as properly filed a petition seeking reorganization, readjustment, arrangement, composition, or similar relief for the Company or any subsidiary under the federal bankruptcy laws, or any other similar applicable federal or state law, and such decree or order continues undischarged and unstayed for a period of 60 days; a court of competent jurisdiction enters a decree or order for the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of the Company or any subsidiary or a substantial part of the Company's or subsidiary's property, or for the winding up or liquidation of its affairs, and such decree or order remains in force undischarged and unstayed for a period of 60 days; or any property of the Company or a subsidiary is sequestered or attached and is not returned to the Company's or subsidiary's possession or released from such attachment within 60 days thereafter;

            (e) The Company or any material subsidiary: institutes proceedings to be adjudicated a voluntary bankrupt; consents to the filing of a bankruptcy proceeding against it; files a petition, answer, or consent seeking reorganization, readjustment, arrangement, composition, or similar relief under the federal bankruptcy laws, or any other similar applicable federal or state law; consents to the filing of any such petition; consents to the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or a substantial part of its business; makes an assignment for the benefit of creditors; admits in writing its in-ability to pay its debts generally as they become due; or the Company or any subsidiary takes corporate action in furtherance of any of the above purposes;

            (f) The Company or any material subsidiary defaults in any payment of principal or premium or interest on, or any other payment of money due under, any other obligation for borrowed money (including any obligation secured by purchase money mortgages) beyond any period of grace provided with respect thereto, and such default is not cured, or in the performance of any other agreement, term, or condition contained in any agreement under which any such obligation is created if the effect of such default is to cause, or permit the holder or holders of such obligation (or a trustee on behalf of the holder or holders) to cause, such obligation to become due prior to its stated maturity, unless such default has been cured or effectively waived before the obligation becomes due and the Convertible Notes are declared due under this Section 12; or

            (g) A court or other governmental body renders final judgment against the Company or any of its material subsidiaries for the payment of money, which together with other outstanding judgments against the Company or its subsidiaries, exceeds a total of $100,000, and the Company or such subsidiary does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay thereof, within 60 days from the date of entry thereof and within such 60-day period, or within any longer period during which execution of such judgment has been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

      If any one or more of the above events of default occurs, any holder of the Convertible Notes then outstanding may declare the entire principal of all the Convertible Notes held by such holder, and all accrued unpaid interest thereon, and (to the extent permitted by law) the applicable premium thereon set forth in Section 5(b) hereof to be due and payable immediately. Upon any such declaration the principal of such Convertible Notes and said accrued unpaid interest and said premium shall be immediately due and payable, anything in such Convertible Notes or in this Agreement contained to the contrary notwithstanding, and the holder of any of such Convertible Notes may thereupon proceed to protect and enforce its rights either by suit in equity, or by action at law, or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Agreement or such Convertible Notes or in aid of the exercise of any power granted in this Agreement, and proceed to enforce the payment of any of such Convertible Notes held by it, and to enforce any other legal or equitable right of such holder.

      Section 15. Method of payment of principal, premium and interest. Notwithstanding any contrary provision in the Convertible Notes or in this Agreement, the Company will promptly and punctually pay to you at the address set forth on the signature page hereof or to you or to your nominee at any other address you designate to the Company in writing, all amounts payable in respect of the principal of or premium or interest on any of the Convertible Notes, so long as it is held by you or by such nominee, without any presentment thereof. You or your nominee may, but need not, make any notation on any of the Convertible Notes as to any such payment, except that prior to any sale or other disposition of any of the Convertible Notes by you or your nominee, you or such nominee, as the case may be, will give written notice of such sale or other disposition of any of the Convertible Notes by you or your nominee, you or such nominee, as the case may be, will give written notice of such sale or other disposition to the Company specifying the name and address of the transferee (if known to you or such nominee).

      Section 16. Payment by company of fees and expenses. Regardless of whether the purchases of the Convertible Notes by you as contemplated by this Agreement are consummated, the Company will, on demand, pay, indemnify, and hold you and each other holder of any of the Convertible Notes harmless from and against any and all liability and loss with respect to or resulting from all claims for or on account of brokers' or finders' fees or commissions with respect to your purchases of the Convertible Notes hereunder.

      The obligations of the Company under this Section 16 shall survive the payment of the Convertible Notes.

      Section 17. Survival of covenants, agreements, representations and warranties; successors and assigns. All covenants, agreements, representations, and warranties made herein and in certificates delivered pursuant hereto shall survive the execution and delivery of the Convertible Notes, and shall continue in full force and effect as long as any of the Convertible Notes are outstanding and unpaid and thereafter as provided in Section 7(h) and Section 16.

      Section 18. Entire agreement; no oral change. This Agreement embodies the entire agreement and understanding between the Company and you relating to the subject matter hereof, and supersedes all prior agreements and understandings relating to such subject matter. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

      Section 19. Notices, etc. All notices, requests, consents, and other communications hereunder shall be in writing and shall be delivered, or mailed by registered mail, postage prepaid, addressed: (a) if to you, to your address to which this Agreement is addressed, or to any other address you have furnished to the Company in writing, or (b) if to any other holder of the Convertible Notes to such address or such holder as may appear on, or in the registration of, such Convertible Notes, or to any other address such holder has furnished to the Company in writing, or (c) if to the Company, to its address set forth below or to any other address the Company has furnished to you in writing. Notices shall be deemed delivered when received by the party being notified.

      Section 20. Law governing. This Agreement and the Convertible Notes shall be construed in accordance with and governed by the laws of the State of New York and all parties hereby consent to subject themselves to the jurisdiction of the State of New York.

      Section 21. Legal expenses. The Company will pay the legal expenses of the Noteholders incurred in connection with the purchase of the Convertible Notes and the Warrants, up to an aggregate of $5,000, such expenses to be deducted from the purchase price.

   Upon your signing the form of acceptance on the enclosed counterpart of this Agreement and returning such counterpart to the Company, this Agreement shall become a binding agreement between you and the Company.

                                        Very truly yours,

                                        AIM Group, Inc.


                                        By:
                                           ---------------------------
                                           Name:
                                           President

                                           1000 Abernathy Road
                                           Suite 1000
                                           Atlanta, GA 30328




The foregoing is hereby accepted
as of the date first above written.


[NAME]

By  :
     ------------------------


    -------------------------

                                                                       EXHIBIT A
                        15% CONVERTIBLE SUBORDINATED NOTE

                                                                Atlanta, Georgia
                                                                October __, 1999
$
 ------------

      FOR VALUE RECEIVED, the undersigned AIM Group, Inc. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to the order of ___________ the principal amount of $_________ as hereinafter provided, together with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal amount hereof at the rate of fifteen percent (15%) per annum from the date hereof to maturity, whether by acceleration or otherwise, payable semiannually on April 15th and October 15th in each year commencing on April 15, 2000, and unless prohibited by applicable law, to pay interest (computed as aforesaid) on any overdue principal and overdue interest at the rate of eighteen percent (18%) per annum (or, in each case at the highest rate permitted by applicable law, whichever is less).

      The principal of this Note shall be due and payable on October __, 2000. All payments of principal and interest are to be made in lawful money of the United States of America at _____________________.

      This Note is one of the Company's 15% Convertible Subordinated Notes, limited in aggregate original principal amount of $750,000 issued pursuant to a Purchase Agreement dated October __, 1999 (the "Agreement"), entered into by the Company with _____________, and others . This Note is subject to redemption at the Company's option, at any time, in whole or in part, prior to maturity with no penalty. This Note may be, at the option of the Company, prepaid at any time prior to maturity, without penalty.

      The maturity of this Note may be accelerated by the holder hereof following an event of default. The following events shall constitute an "event of default":

            (a) The Company defaults (i) in the payment of principal or premium on any Convertible Note when and as it becomes due and payable, whether at maturity, on a date fixed for an interest payment under Section 5(a) or for a redemption or otherwise, or (ii) in the payment of interest on any Convertible Note when and as it becomes due and payable in accordance with the provisions hereof and of the Convertible Notes,

            (b) The Company defaults with respect to any material misrepresentation in the representations or warranties made in Sections 2(c), 4, or 11 of the Agreement or in any certificate provided for herein which confirms any such representation or warranty;

            (c) The Company defaults in the performance or observance of any other covenant, condition, or agreement made by it, or its successors or assigns, either in this Agreement or in any Convertible Note, and such default continues for a period of 30 days;

            (d) A court of competent jurisdiction enters a decree or order adjudging the

Company or any material subsidiary a bankrupt or insolvent, or approves as properly filed a petition seeking reorganization, readjustment, arrangement, composition, or similar relief for the Company or any subsidiary under the federal bankruptcy laws, or any other similar applicable federal or state law, and such decree or order continues undischarged and unstayed for a period of 60 days; a court of competent jurisdiction enters a decree or order for the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of the Company or any subsidiary or a substantial part of the Company's or subsidiary's property, or for the winding up or liquidation of its affairs, and such decree or order remains in force undischarged and unstayed for a period of 60 days; or any property of the Company or a subsidiary is sequestered or attached and is not returned to the Company's or subsidiary's possession or released from such attachment within 60 days thereafter;

            (e) The Company or any material subsidiary: institutes proceedings to be adjudicated a voluntary bankrupt; consents to the filing of a bankruptcy proceeding against it; files a petition, answer, or consent seeking reorganization, readjustment, arrangement, composition, or similar relief under the federal bankruptcy laws, or any other similar applicable federal or state law; consents to the filing of any such petition; consents to the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or a substantial part of its business; makes an assignment for the benefit of creditors; admits in writing its in-ability to pay its debts generally as they become due; or the Company or any subsidiary takes corporate action in furtherance of any of the above purposes;

            (f) The Company or any material subsidiary defaults in any payment of principal or premium or interest on, or any other payment of money due under, any other obligation for borrowed money (including any obligation secured by purchase money mortgages) beyond any period of grace provided with respect thereto, and such default is not cured, or in the performance of any other agreement, term, or condition contained in any agreement under which any such obligation is created if the effect of such default is to cause, or permit the holder or holders of such obligation (or a trustee on behalf of the holder or holders) to cause, such obligation to become due prior to its stated maturity, unless such default has been cured or effectively waived before the obligation becomes due and the Convertible Notes are declared due: or

            (g) A court or other governmental body renders final judgment against the Company or any of its material subsidiaries for the payment of money, which together with other outstanding judgments against the Company or its subsidiaries, exceeds a total of $100,000, and the Company or such subsidiary does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay thereof, within 60 days from the date of entry thereof and within such 60-day period, or within any longer period during which execution of such judgment has been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.


   This Note is subordinated to certain other indebtedness of the Company, as follows:

            (a) Maturity of senior debt. Upon maturity of any Senior Debt by lapse of time, acceleration or otherwise, then all principal of, premium, if any, and interest on, all such matured Senior Debt shall first be paid in full before any payment on account of principal or interest is made upon the Convertible Notes. "Senior Debt" means all principal and interest of all indebtedness of the Company for borrowed money (except such indebtedness of the Company other than the Convertible Notes, which is subordinate or junior in any respect to other indebtedness of the Company), whether outstanding at the date hereof or created or incurred after the date hereof but prior to the maturity of this Note by lapse of time, acceleration or otherwise. Notwithstanding the foregoing, money borrowed from affiliates shall not be senior to this Note.

            (b) Liquidation, etc. In the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or its creditors or its property, and in. the event of any proceedings for voluntary liquidation, dissolution, or other winding up of the Company, whether or not involving insolvency or bankruptcy proceedings, then all principal, premium, if any, and interest due on Senior Debt shall first be paid in full, or such payment shall have been provided for, before any payment on account of principal or interest is made upon the Convertible Notes. Any payment or distribution of any kind or character, whether in cash, property, stock, or obligations, which may be payable or deliverable in respect of the Convertible Notes in any of the proceedings referred to in the first sentence of this Section (b) shall be paid or delivered directly to the holders of Senior Debt (or to a banking institution selected by the court or person making the payment or delivery or designated by any holder of Senior Debt) for application in payment thereof, unless and until all principal and interest on all Senior Debt shall have been paid in full, or such payment shall have been provided for; provided however, that:

                  (i) In the event that payment or delivery of such cash, property, stock or obligations to the holders of the Convertible Notes is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Convertible Notes to Senior Debt, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy or reorganization law, no payment or delivery of such cash, property, stock or obligations payable or deliverable with respect to the Convertible Notes shall be made to the holders of Senior Debt; and

                  (ii) No such delivery shall be made to holders of Senior Debt of stock or obligations which are issued pursuant to reorganization proceedings or dissolution or liquidation proceedings, or upon any merger, consolidation, sale, lease, transfer or other disposal not prohibited by the provisions of this Agreement, by the Company, as reorganized, or by the corporation succeeding to the Company or acquiring its property and assets, if such stock or obligations are subordinate and junior at least to the extent provided in this Section to the payment of all Senior Debt then outstanding and to the payment of any stock or obligations which are issued in exchange or substitution for any Senior Debt then outstanding.

            (c) Senior debt default. The Company shall not make any payment of principal or interest on, or purchase or acquire for value, any of the Convertible Notes during the continuance of any default in the payment of principal of or premium or interest on any Senior Debt.

            (d) Company's obligations unimpaired. The provisions of this Section are for the purpose of defining the relative rights of the holders of Senior Debt, on the one hand, and the holders of the Convertible Notes on the other hand, and as between the Company and the holders of the Convertible Notes nothing herein shall impair the obligation of the Company, which is unconditional and absolute, to pay the holders thereof the principal thereof and interest thereon in accordance with their terms and the terms of the related agreements, nor shall anything herein prevent the holder of any Convertible Note from exercising all remedies otherwise permitted by applicable law upon default thereunder, subject to the rights, under this Section, of holders of Senior Debt in respect of cash, property, stock or other securities received upon the exercise of such remedies.

            (e) Subrogation. Subject to the payment in full of all Senior Debt, the holders of the Convertible Notes shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company payable or distributable to the holders of Senior Debt until all the Convertible Notes shall be paid in full and, as between the Company, its creditors other than the holders of Senior Debt, and the holders of the Convertible Notes, no payments or distributions otherwise payable or deliverable in respect of the Convertible Notes but, by virtue of the provisions thereof, paid or delivered to the holders of Senior Debt shall be deemed to be a payment by the Company on account of Senior Debt and no payments or distributions paid to the holders of the Convertible Notes, by virtue of the subrogation herein provided for, shall be deemed to be a payment by the Company on account of the Convertible Notes.

            (f) Subordination unimpaired. No right of any present or future holder of Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company with the terms, provisions, and covenants of any agreement relating to Senior Debt, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

      This Note is convertible into common stock of the Company in the manner, and upon the terms and conditions, provided in the Agreement.

      If the indebtedness represented by this Note or any part thereof is placed in the hands of attorneys for collection after an event of default, as defined in the Agreement, the Company agrees to pay the principal, premium if any, and interest due and payable hereon, and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

      This Note shall be governed by the laws of New York and any dispute shall be subject to the jurisdiction of New York.

      The parties hereto waive presentment, notice of dishonor, notice of protest, presentment and demand in connection with the delivery, acceptance, performance or default of this Note.

                                              AIM Group, Inc.



                                              By:
                                                 ---------------------------
                                                 Name:
[Corporate Seal]                                 President


                                              By:
                                                 ---------------------------
                                                 Name:
                                                 Secretary




            -------------------------
                   (Address)

                                 AIM GROUP, INC.

                                     Warrant

      THIS AGREEMENT is made as of October __, 1999, by and between AIM GROUP, INC., a Delaware corporation (the "Company"), and ___________ (the "Warrant Holder").

                              W I T N E S S E T H:

      WHEREAS, the Company desires to issue to the Warrant Holder a warrant to purchase shares of the Company's common stock, par value $.01 per share (the "Common Stock"), in partial consideration for the Warrant Holder's purchase of the Company's 15% Convertible Subordinated Notes.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, do agree as follows:

      1. Issuance of Warrant. Subject to the terms and conditions of this Agreement, the Company hereby issues to Warrant Holder the right to purchase from the Company that number of shares of Common Stock as determined in accordance with the following formula:

         a) 0.5 times the number of shares into which the Warrant Holder's Notes are convertible, if the Notes are repaid or converted within 30 days of the issuance of the Notes and Warrants;

         b) 1.0 times the number of shares into which the Warrant Holders Notes are convertible, if the Notes are repaid or converted up to 90 days of the issuance of the Notes and warrants; or

         c) 1.5 times the number of shares into which the Warrant Holders Notes are convertible, if the Notes are repaid or converted after 90 days of issuance of the Notes and Warrants.

      2. Warrant Price and Time of Exercise. The per-share purchase price at which the shares subject to this Warrant may be purchased by Warrant Holder pursuant to his exercise of this warrant shall be $4.00. The Warrant may be exercised for a three (3) year period commencing at the earlier of (i) the repayment or the conversion of the Convertible Notes or (ii) ninety (90) days after the closing of the purchase of the Convertible Notes ("Exercise Period").

      3. Method of Exercise and Payment for Shares. This warrant shall be exercised by written notice delivered to the Company at its principal office, specifying the number of shares to be acquired upon such exercise, and accompanied by cash payment of the exercise price.

      4. Non-transferability. This warrant is not transferable by Warrant Holder except as otherwise provided in Paragraph 10 below.

      5. Exercise After Death. In the event Warrant Holder dies before the expiration of this warrant, Warrant Holder's estate, or the person or persons to whom his rights under this warrant shall pass by will or the laws of descent and distribution, may exercise this warrant, to the extent exercisable at the date of death, at any time within six months following Warrant Holder's death (but in any event before the expiration of the Exercise Period).

      6. Adjustments.

         (a) Adjustments by Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding shares of Common Stock, or change in any way the rights and privileges of such shares, by means of the payment of a Common Stock dividend or the making of any other distribution upon such shares payable in Common Stock, or through a Common Stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving the Common Stock, or the conversion price of the Company's 15% Convertible Subordinated Notes is adjusted, or any Common Stock of the Company is issued for a price below that of the exercise price of this Warrant, then the numbers, rights and privileges of the shares of Common Stock underlying the warrant granted hereunder shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and non-assessable at the time of such occurrence.

         (b) Dividend Payable in Stock of Another Corporation, Etc. If the Company shall at any time pay or make any dividend or other distribution upon the Common Stock payable in securities or other property (except money or Common Stock), a proportionate part of such securities or other property shall be set aside and delivered to the Warrant Holder upon exercise hereof.

         (c) Apportionment of Price. Upon any occurrence described in the preceding subsections (a) and (b) of this Section 6, the total warrant price hereunder shall remain unchanged but shall be apportioned ratably over the increased or decreased number or changed kinds of securities or other property subject to this warrant.

         (d) Rights to Subscribe. If the Company shall at any time grant to the holders of its Common Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company or of any other corporation, there shall be added to the number of shares underlying this warrant, the Common Stock or other securities which the Warrant Holder would have been entitled to subscribe for if immediately prior to such grant the Warrant Holder had exercised his entire warrant, and the warrant price shall be increased by the amount which would have been payable by the Warrant Holder for such Common Stock or other securities.

         (e) Determination by the Company. Adjustments under this Section 6 shall be made by the Company, whose determinations with regard thereto shall be final and binding. No fractional shares of Common Stock shall be issued on account of any such adjustment.

         7. Merger, Consolidation, Etc.

            (a) Effect of Transaction. Upon the occurrence of any of the following events, if the notice required by Section 7(b) hereof shall have first been given, the warrant granted hereunder shall automatically terminate and be of no further force and effect whatsoever, without the necessity for any additional notice or other action by the Company: (i) the merger, consolidation or liquidation of the Company or the acquisition of its assets or stock pursuant to a nontaxable reorganization, unless the surviving or acquiring corporation, as the case may be, shall assume all outstanding warrants of the Company or substitute new warrants for them; (ii) the dissolution or liquidation of the Company; (iii) the appointment of a receiver for all or substantially all of the Company's assets or business; (iv) the appointment of a trustee for the Company after a petition has been filed for the Company's reorganization under applicable statutes; or (v) the sale, lease or exchange of all or substantially all of the Company's assets and business.

            (b) Notice of Such Occurrences. At least 30 days' prior written notice of any event described in Section 7(a) hereof, except the transactions described in subsections 7(a)(iii) and (iv) as to which no notice shall be required, shall be given by the Company to the Warrant Holder. If the Warrant Holder is so notified, he may exercise all or a portion of the entire unexercised portion of this warrant at any time before the occurrence of the event requiring the giving of notice. Such notice shall be deemed to have been given when delivered personally to the Warrant Holder or when mailed to the Warrant Holder by registered or certified mail, postage prepaid, at the Warrant Holder's last address known to the Company.

         8. Binding Effect, Entire Agreement. Subject to the limitations stated above, this Agreement shall be binding upon and inure to the benefit of the personal representatives of Warrant Holder and the successors of the Company. This Agreement constitutes the entire agreement between the parties and cannot be altered, modified, or changed in any way unless made in writing and signed by the party against whom such alteration, modification, or change is asserted.

         9. Registration. This warrant is subject to the registration rights set forth in a Note Purchase Agreement of this same date and such provisions are incorporated herein by reference.

         10. Assignability. This warrant may be assigned by the Warrant Holder so long as such assignee agrees to be bound by the terms of this Warrant and the Note Purchase Agreement.

         11. Governing Law. This Warrant shall be governed by the laws of New York and the parties agree that any dispute hereunder shall be subject to the jurisdiction of New York.



                            ------------------------

            IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its President and the Warrant Holder has signed this Agreement.


                                 AIM GROUP, INC.


                            By:
                                 -----------------------------------
                                             Paul R. Arena
                                             President


                                 WARRANT HOLDER:


                                 -----------------------------------
                                                  Name: